                       SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.
                                     20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of

                      THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  August 5, 1996




                                ---------------


                            SONOCO PRODUCTS COMPANY


Incorporated under the laws        Commission File No. 1-11261          I.R.S. Employer Identification
    of South Carolina                                                           No. 57-0248420





                             Post Office Box 160

                    Hartsville, South Carolina  29551-0160

                           Telephone:  803-383-7000

                            SONOCO PRODUCTS COMPANY
                                    FORM 8-K


ITEM 5.  OTHER EVENTS

         Effective the second quarter of 1996, Sonoco Products Company
         (the "Company") changed its segment reporting methods in an effort to facilitate investors' understanding of the Company's financial performance and to better align its reporting with how management views the business internally. Under the new segment reporting format, the Company will report its operations as Industrial Packaging and Consumer Packaging. The Industrial Packaging segment includes: tubes, cores, cones, roll wrap, molded plugs and related products and services (the Company's global Industrial Products Division); fibre drums, plastic drums and intermediate bulk containers (the Industrial Container Division); molded and extrusion plastics (Sonoco Crellin); paper manufacturing and recovered paper collections (the Paper Division); fibre partitions; molded pulp and Sonopost(R) corner posts (the Protective Packaging Division); reels for wire and cable (Sonoco Baker); adhesives; machinery manufacturing; and forest products. The Consumer Packaging segment includes: composite cans, fibre and plastic caulk cartridges (the Consumer Products Division); capseals; plastic tennis ball containers; flexible packaging (Flexible Packaging Division); plastic bags (the High Density Film Products Division) and pressure-sensitive labels, screen printing, paperboard packaging and label machinery (Sonoco Engraph).


         The Company's previous reporting format included segments called Converted Products, Paper and International. For the convenience of the financial community, quarterly segmental reporting for 1994, 1995 and the first quarter of 1996 have been restated and are presented below in the new segment reporting format.

                   FINANCIAL SEGMENT INFORMATION (UNAUDITED)
                             (Dollars in thousands)


                                      1996




                                       First     Second    Six Months Ended
                                      Quarter    Quarter     June 30, 1996
                                     ---------  ---------  ----------------
    Total Revenue
       Industrial Packaging          $384,515   $402,080     $  786,595
       Consumer Packaging             295,511    298,363        593,874
                                     --------   --------     ----------

       Consolidated                  $680,026   $700,443     $1,380,469
                                     ========   ========     ==========


    Sales to Unaffiliated Customers
       Industrial Packaging          $374,170   $391,948     $  766,118
       Consumer Packaging             295,061    297,907        592,968
                                     --------   --------     ----------

       Consolidated                  $669,231   $689,855     $1,359,086
                                     ========   ========     ==========


    Operating Profit
       Industrial Packaging          $ 51,775   $ 55,736     $  107,511
       Consumer Packaging              30,787     33,724         64,511

       Interest, net                  (10,358)   (11,922)       (22,280)
                                     --------   --------     ----------

       Consolidated                  $ 72,204   $ 77,538     $  149,742
                                     ========   ========     ==========

                   FINANCIAL SEGMENT INFORMATION (UNAUDITED)
                             (Dollars in thousands)


                                      1995



                                   First    Second      Third     Fourth
                                  Quarter   Quarter    Quarter    Quarter      Total
                                 --------- ---------  ---------  ---------  -----------
Total Revenue
   Industrial Packaging          $391,920  $429,243   $416,591   $389,623   $1,627,377
   Consumer Packaging             264,601   276,236    283,003    303,490    1,127,330
                                 --------  --------   --------   --------   ----------

   Consolidated                  $656,521  $705,479   $699,594   $693,113   $2,754,707
                                 ========  ========   ========   ========   ==========


Sales to Unaffiliated Customers
   Industrial Packaging          $380,996  $416,187   $404,262   $379,069   $1,580,514
   Consumer Packaging             264,146   275,539    282,736    303,238    1,125,659
                                 --------  --------   --------   --------   ----------

   Consolidated                  $645,142  $691,726   $686,998   $682,307   $2,706,173
                                 ========  ========   ========   ========   ==========


Operating Profit
   Industrial Packaging          $ 45,339  $ 53,782   $ 50,462   $ 46,347   $  195,930
   Consumer Packaging              24,970    26,698     27,109     35,183      113,960

   Interest, net                   (9,28l)   (9,366)   (10,419)   (10,034)     (39,100)
                                 --------  --------   --------   --------   ----------

   Consolidated                  $ 61,028  $ 71,114   $ 67,152   $ 71,496   $  270,790
                                 ========  ========   ========   ========   ==========

                   FINANCIAL SEGMENT INFORMATION (UNAUDITED)
                             (Dollars in thousands)


                                      1994




                                   First     Second      Third     Fourth
                                  Quarter    Quarter    Quarter    Quarter      Total
                                 ---------  ---------  ---------  ---------  -----------
Total Revenue
   Industrial Packaging          $321,752   $340,071   $355,371   $362,016   $1,379,210
   Consumer Packaging             224,648    233,016    245,739    255,663      959,066
                                 --------   --------   --------   --------   ----------

   Consolidated                  $546,400   $573,087   $601,110   $617,679   $2,338,276
                                 ========   ========   ========   ========   ==========


Sales to Unaffiliated Customers
   Industrial Packaging          $313,663   $331,903   $346,018   $352,291   $1,343,875
   Consumer Packaging             223,709    232,488    245,160    254,895      956,252
                                 --------   --------   --------   --------   ----------

   Consolidated                  $537,372   $564,391   $591,178   $607,186   $2,300,127
                                 ========   ========   ========   ========   ==========


Operating Profit
   Industrial Packaging          $ 32,313   $ 36,627   $ 35,716   $ 38,257   $  142,913
   Consumer Packaging              22,010     25,283     25,740     28,449      101,482

   Interest, net                   (8,331)    (8,322)    (8,897)    (7,915)     (33,465)
                                 --------   --------   --------   --------   ----------

   Consolidated                  $ 45,992   $ 53,588   $ 52,559   $ 58,791   $  210,930
                                 ========   ========   ========   ========   ==========

                            SONOCO PRODUCTS COMPANY
                                    FORM 8-K



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                     SONOCO PRODUCTS COMPANY
                                   -----------------------------
                                          (Registrant)



Date:   August 5, 1996             By: /s/ F. T. Hill, Jr.
      ------------------               ---------------------------
                                           F. T. Hill, Jr.
                                           Vice President and
                                           Chief Financial Officer